-------------------------------------------------------------------------------
                                                                              1
DEAR SHAREHOLDERS:

We are pleased to provide this report for CIGNA High Income Shares, covering the six months ended June 30, 1997.

THE MARKET ENVIRONMENT

In general, market conditions were positive in the second quarter and first half of 1997. High-yield bonds outperformed Treasuries and investment-grade corporates while lagging behind the explosive returns of stocks. For the second quarter, high yield quality spreads to US Treasury Bonds narrowed by 17 basis points, and B-rated bonds outperformed BBs. New high yield issuance volume was very robust at approximately $69 billion in the first half compared with a record $79 billion for all of 1996. The communications and media sectors continued to be the largest, issuers of new securities, accounting for 28% of total new issuance. Overall, quality levels for new issues held steady during the first half of the year.

FUND ACTIVITY

We took advantage of the abundant supply of new issues, actively trading "oversubscribed" deals and selectively investing in higher-yielding, attractive total return issues, while preserving the Fund's yield and retaining its average credit quality. Due to the attractive risk/return conditions in B-rated bonds, we maintained our overweighting in this quality sector, emphasizing high-coupon, short-duration securities. In addition, we focused on issues that were potential candidates for merger and acquisition activity. Finally, we enhanced the Fund's returns by gradually increasing the exposure to foreign emerging market credits, taking advantage of the strong performance in that sector.

Overall, the Fund continues to be well-diversified and is invested in 93 companies at quarter end. Top industry categories are: Telecommunications (16.5%), Broadcast and Media (16.5%), Containers and Paper (10.1%), Entertainment (10.1%), and Food and Beverages (9.9%). Average maturity is 8.0 years, and average credit quality is B. Borrowing under the Fund's line of credit has been maintained below 33% of assets during this reporting period. On June 30, borrowings were at approximately 25% of assets.

FUND PERFORMANCE

CIGNA High Income Shares has performed well so far this year, returning 7.46% for the second quarter and 9.34% year-to-date on a net asset value basis. This compares favorably with the Fund's benchmark, the Lehman Brothers High Yield Bond Index, which returned 4.65% for the quarter and 5.82% year-to-date. Based on the per share market value of its NYSE-listed shares, the Fund has returned 5.43% for the quarter and 11.29% year-to-date. The Fund's performance exceeded its benchmark's return due to its continued heavy weighting of B-rated issues, its high average yield, and the Fund's leveraged position.

OUTLOOK

Our outlook is essentially for "more of the same." We expect the following trends to continue: the rapid pace of new issuance; narrow credit quality spreads; strong demand for the high yield asset class; and competitive performance results on both an absolute and relative basis for the asset class. Other than temporary bouts of "indigestion" brought on by supply/demand imbalances or an unforeseen external shock to the system, we see nothing on the horizon to prevent continued strong results for high-yield investors in 1997.

Sincerely,

/s/ R. Bruce Albro

R. Bruce Albro,
Chairman of the Board and President
CIGNA HIGH INCOME SHARES

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CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES June 30, 1997 (Unaudited)  2

                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------
BONDS AND NOTES - 126.3%
AUTO AND TRUCK - 3.4%
A.P.S., Inc., 11.875%, 2006                  $4,000        $3,880
Johnstown American Industries, Inc.,
   11.75%, 2005                               5,500         5,747
                                                      ------------
                                                            9,627
                                                      ------------

BROADCASTING & MEDIA - 16.5%
All American Communications, Inc.,
   10.875%, 2001                              5,000         5,231
American Media Operations, Inc.,
   11.625%, 2004                              3,500         3,815
Garden State Newspapers, Inc.,
   12%, 2004                                  5,000         5,450
Grupo Televisa, S.A., 11.875%, 2006           5,000         5,613
Katz Media Corp., 10.5%, 2007                 3,400         3,264
Lodgenet Entertainment Corp.,
     10.25%, 2006                             3,500         3,557
MDC Communications Corp.,
    10.5%, 2006                               2,500         2,656
Newsquest Capital PLC, 11%, 2006              3,500         3,815
Petersen Publishing Co., L.L.C.,
   11.125%, 2006                              2,000         2,230
Sullivan Broadcasting, Inc.,
   10.25%, 2005                               2,000         2,050
TCI Satellite Entertainment, Inc.,
   10.875%, 2007 (144A security
   acquired Feb 1997 for $5,520,000)**        5,500         5,514
TV Azteca, S.A. de C.V.,
   10.5%, 2007 (144A security
   acquired Jan & Feb 1997 for
   $4,043,750)**                              4,000         4,080
                                                      ------------
                                                           47,275
                                                      ------------

CABLE TV - 8.0%
Frontiervision Operating Partners, L.P.,
    11%, 2006                                 4,000         4,190
Galaxy Telecom, L.P.,  12.375%, 2005          5,000         5,325
Marcus Cable Co., L.P.,
   11.875%, 2005                              5,500         5,940
Multicanal S.A., 10.5%, 2007 (144A
   security acquired Jan & Feb 1997
   for $3,046,593)**                          3,000         3,225
Rifkin Acquisition Partners, L.L.L.P.,
   11.125%, 2006                              4,000         4,220
                                                      ------------
                                                           22,900
                                                      ------------

CHEMICALS - 6.0%
Harris Chemical North America, Inc.,
   10.75%, 2003                               4,500         4,635
LaRoche Industries, Inc., 13%, 2004           5,000         5,525
Polymer Group, Inc., 12.25%, 2002             3,800         4,180
Polytama International Finance B.V.,
    11.25%, 2007                              2,750         2,839
                                                      ------------
                                                           17,179
                                                      ------------

CONSUMER PRODUCTS & SERVICES - 7.3%
AMF Group, Inc., 10.875%, 2006               $3,000        $3,240
Anchor Advanced Products, Inc.,
    11.75%, 2004                              1,250         1,325
Drypers Corp., 10.25%, 2007                     500           495
Hines Horticulture, Inc., 11.75%, 2005        5,000         5,225
Lifestyle Furnishings International Ltd.,
   10.875%, 2006                              4,000         4,480
Renaissance Cosmetics, Inc.,
   11.75%, 2004                               4,500         4,601
Simmons Co., 10.75%, 2006                     1,500         1,568
                                                      ------------
                                                           20,934
                                                      ------------

CONTAINERS AND PAPER - 10.1%
Berry Plastics Corp., 12.25%, 2004            3,500         3,859
Calmar, Inc., 11.5%, 2005                     5,000         5,413
Crown Paper Co. 11%, 2005                     4,500         4,477
Grupo International Durango, S.A.
   12.625%, 2003                              3,000         3,371
Indah Kiat Finance Mauritius,
   10%, 2007 (144A security acquired
   June 1997 for $1,738,572)**                1,750         1,739
Packaging Resources, Inc.,
   11.625%, 2003                              4,775         4,918
Printpak, Inc., 10.625%, 2006                 5,000         5,300
                                                      ------------
                                                           29,077
                                                      ------------

ELECTRONICS AND ELECTRICAL EQUIPMENT - 7.5%
Dictaphone Corp., 11.75%, 2005                5,000         4,600
Exide Electronics Group, Inc.,
    11.5%, 2006                               4,000         4,180
International Wire Group, Inc.,
   11.75%, 2005                               4,500         4,882
   11.75%, 2005 (144A security
   acquired June 1997 for $1,087,500)**       1,000         1,087
Telex Communications, Inc.,
   10.5%, 2007 (144A security
   acquired Apr 1997 for $2,507,500)**        2,500         2,606
Viasystems, Inc., 9.75%, 2007
   (144A security acquired June 1997
   for $4,025,000)**                          4,000         4,050
                                                      ------------
                                                           21,405
                                                      ------------
ENERGY - 1.8%
Statia Terminals International,
    11.75%, 2003                              4,900         5,145
                                                      ------------
The Notes to Financial Statements are an integral part of these statements.

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CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES June 30, 1997 (Unaudited)  3
(Continued)

                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------

ENTERTAINMENT - 10.1%
Alliance Gaming Corp.,
   12.875%, 2003                             $4,750        $5,368
American Skiing Co., 12%, 2006                5,250         5,512
Booth Creek Ski Holdings, Inc.,
   12.5%, 2007 (144A security acquired
   Mar 1997 for $3,250,000)**                 3,250         3,348
Casino America, Inc., 12.5%, 2003             5,500         5,679
Casino Magic of Louisiana Corp.,
   13%, 2003                                  4,500         4,005
Trump Atlantic City Funding, Inc.,
    11.25%, 2006                              5,000         4,887
                                                      ------------
                                                           28,799
                                                      ------------
FINANCIAL - 3.2%
Affinity Group, Inc., 11.5%, 2003             3,000         3,105
Affinity Group Holding, Inc.,
   11%, 2007 (144A security acquired
   Mar 1997 for $1,500,000)**                 1,500         1,575
Dollar Financial Group, Inc.,
    10.875%, 2006                             4,150         4,440
                                                      ------------
                                                            9,120
                                                      ------------
FOOD AND BEVERAGES - 9.9%
Americold Corp., 12.875%, 2008                5,000         5,350
Archibald Corp., 10.25%, 2004                 1,750         1,750
CFP Holdings, Inc., 11.625%, 2004             4,150         4,275
Del Monte Corp., 12.25%, 2007
   (144A security acquired April &
   May 1997 for $5,299,625)**                 5,250         5,670
North Atlantic Trading, Inc.,
   11%, 2004  (144A security
   acquired June 1997 for $3,578,125)**       3,500         3,544
Star Markets Co., Inc., 13%, 2004             4,000         4,540
Van de Kamps, Inc., 12%, 2005                 3,000         3,315
                                                      ------------
                                                           28,444
                                                      ------------
HEALTH CARE - 1.2%
Owens & Minor, Inc., 10.875%, 2006            3,000         3,345
                                                      ------------
INDUSTRIAL - 9.4%
Alvey Systems, Inc., 11.375%, 2003            3,770         3,902
Crain Industries, Inc., 13.5%, 2005           5,500         6,242
Goss Graphic Systems, Inc.,
   12%, 2006                                  4,625         5,088
Interlake Corp., 12.125%, 2002                5,025         5,276
Neenah Corp., 11.125%, 2007
   (144A security acquired April 1997
   for $2,282,500)**                          2,250         2,385
Viacap S.A., 11.375%, 2007
   (144A security acquired May 1997
   for $4,037,450)**                          4,000         4,180
                                                      ------------
                                                           27,073
                                                      ------------
METALS - 5.4%
Acindar Industria Argentina de
   Aceros S.A., 11.25%, 2004                 $2,500        $2,637
Euramax International PLC
   11.25%, 2006                               4,000         4,270
Gulf States Steel, Inc., 13.5%, 2003          2,500         2,500
Kaiser Aluminum & Chemical
    Corp., 12.75%, 2003                       4,500         5,974
                                                      ------------
                                                           15,381
                                                      ------------
MISCELLANEOUS - 5.7%
Central Tractor Farm & Country, Inc.,
   10.625%, 2007                              3,000         3,105
Michaels Stores, Inc.,
   10.875%, 2006                              4,000         4,300
Sullivan Graphics, Inc., 12.75%, 2005         5,500         5,665
United Stationers Supply Co.,
    12.75%, 2005                              3,000         3,375
                                                      ------------
                                                           16,445
                                                      ------------

TELECOMMUNICATIONS - 16.5%
CCPR Services, Inc., 10%, 2007
    (144A security acquired Jan & Feb
    1997 for $3,510,000)**                    3,500         3,439
Dobson Communications Corp.,
   11.75%, 2007                               3,650         3,595
Fonorola, Inc., 12.5%, 2002                   4,450         4,940
IXC Communications, Inc.,
   12.5%***, 2005                             5,500         6,236
Metrocall, Inc., 10.375%, 2007                1,250         1,150
Phonetel Technologies, Inc.,
   12%, 2006                                  4,375         4,441
Pricellular Wireless, Inc.,
   10.75%, 2004                               2,000         2,075
Qwest Communications International,
   Inc., 10.875%, 2007 (144A security
   acquired March & April 1997
   for $3,986,875)**                          4,000         4,360
Sprint Spectrum, L.P., 11%, 2006              4,000         4,420
Sygnet Wireless Inc., 11.5%, 2006             5,000         5,100
Talton Holdings, Inc., 11%, 2007
   (144A security acquired June 1997
   for $4,500,000)**                          4,500         4,523
WinStar Equipment Corp.,
   12.5%, 2004 (144A security
   acquired Mar 1997 for $3,000,000)**        3,000         2,932
                                                      ------------
                                                           47,211
                                                      ------------
TEXTILES - 4.3%
Anvil Knitwear, Inc., 10.875%, 2007
    (144A security acquired Mar 1997
    for $4,553,750)**                         4,500         4,545
Avondale Mills, Inc., 10.25%, 2006            3,500         3,684
Dan River, Inc., 10.125%, 2003                3,750         3,975
                                                      ------------
                                                           12,204
                                                      ------------

The Notes to Financial Statements are an integral part of these statements.

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CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES June 30, 1997 (Unaudited)
(Continued)                                                                   4

                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------
TOTAL BONDS AND NOTES
  (Cost - $343,795,538)                                  $361,564
                                                      ------------
UNITS - 4.5%
ICF Kaiser International, Inc., 13%, ***
   2003 (each $1,000 unit includes
   4.8 warrants for Common Stock)             5,000         5,050
NS Group, Inc., 13.5%, 2003
   (each $1,000 unit includes
   one warrant for Common Stock)              4,080         4,855
Optel, Inc., 13%, 2005 (144A
   security acquired Feb 1997 for
   $3,250,000)**                              3,250         3,104
                                                      ------------
TOTAL UNITS
  (Cost - $12,707,109)                                     13,009
                                                      ------------

                                            NUMBER
                                           OF SHARES
                                          ------------
WARRANTS - 0.1%
Exide, Inc., Exp. 2006*                       4,000           100
IHF Capital, Inc., Class A & L*               5,000           275
Wireless One, Inc., Exp. 2000*               15,000             -
                                                      ------------
TOTAL WARRANTS (Cost - $287,316)                              375
                                                      ------------
TOTAL INVESTMENTS IN SECURITIES - 130.9%
   (Total Cost - $356,789,963)                            374,948
Liabilities, Less Cash and Other Assets - (30.9%)        (88,571)
                                                      ------------

NET ASSETS - 100% (equivalent to $7.70 per
   share based on 37,198,730 shares outstanding)        $ 286,377
                                                      ============

       * Non-income producing securities.
      ** Indicates restricted security; the aggregate fair value of restricted securities is $65,904,822 (aggregate cost $64,717,240) which is approximately 23% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.
     *** Variable rate security. Rate disclosed is as of June 30, 1997.

--------------------------------------------------------------------------------
   PORTFOLIO COMPOSITION (UNAUDITED)
   June 30, 1997

                                          MARKET          %OF
   QUALITY RATINGS* OF                     VALUE        MARKET
   LONG-TERM BONDS                         (000)         VALUE
------------------------------------------------------------------
   Ba/BB                                  $  22,516          6.0%
   B/B                                      331,044         88.4%
   Below B                                   21,013          5.6%
                                        ------------  ------------
                                           $374,573        100.0%
                                        ============  ------------


   *The higher of Moody's or Standard & Poor Ratings.
--------------------------------------------------------------------------------
The Notes to Financial Statements are an integral part of these statements.

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CIGNA HIGH INCOME SHARES                                                      5

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (Unaudited)

                                            (IN THOUSANDS)
                                            --------------
ASSETS:
Investments at market value
   (Cost - $356,789,963)                        $ 374,948
Cash on deposit with custodian                         98
Receivable for investments sold                     5,483
Interest receivable                                11,172
Investment for deferred compensation plan
   (Cost - $97,746)                                   118
Other                                                   2
                                              ------------
      TOTAL ASSETS                                391,821
                                              ------------
LIABILITIES:
Loan payable                                       97,900
Dividend payable July 10, 1997 at
   $.0675 per share                                 2,511
Payable for investments purchased                   3,489
Accrued interest payable                            1,085
Accrued advisory fees payable                         196
Deferred trustees' fees payable                       118
Other accrued expenses (including $64,250
   due to affiliate)                                  145
                                              ------------
      TOTAL LIABILITIES                           105,444
                                              ------------

NET ASSETS (Equivalent to $7.70 per share
   based on 37,198,730 shares of beneficial
   interest outstanding; unlimited number of
   shares authorized)                           $ 286,377
                                              ============
COMPONENTS OF NET ASSETS:
Paid in capital                                 $ 322,721
Undistributed net investment income                 1,016
Unrealized appreciation of investments             18,178
Accumulated net realized loss                     (55,538)
                                              ------------
NET ASSETS                                      $ 286,377
                                              ============

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (Unaudited)

                                               (IN THOUSANDS)
                                            ----------------------
INVESTMENT INCOME
INCOME:
   Interest                                              $ 20,554
EXPENSES:
   Interest expense                          $3,125
   Investment advisory fees                   1,173
   Administrative services                       84
   Shareholder reports                           53
   Custodian fees and expenses                   52
   Trustees' fees                                28
   Transfer agent fees and expenses              26
   Auditing and legal fees                       23
   Other                                         20         4,584
                                            --------   -----------
NET INVESTMENT INCOME                                      15,970
                                                       -----------
REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS
   Net realized gain from securities
      transactions                                          2,635
   Unrealized appreciation of investments                   6,266
                                                       -----------
NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS                                              8,901
                                                       -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                       $ 24,871
                                                       ===========

The Notes to Financial Statements are an integral part of these statements.

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CIGNA HIGH INCOME SHARES                                                      6


STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

                                    SIX MONTHS    YEAR ENDED
                                       ENDED     DECEMBER 31,
                                    JUNE 30,1997     1996
                                    -------------------------
                                         (IN THOUSANDS)
                                    -------------------------
OPERATIONS:
Net investment income                   $15,970      $31,218
Net realized gain from investments        2,635        9,364
Unrealized appreciation on
   investments                            6,266          781
                                    ------------  -----------
Net increase in net assets
   from operations                       24,871       41,363
                                    ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($.405
   per share and $.87 per share,
   respectively)                        (15,015)     (31,747)
In excess of net investment income
   ($.03 per share)                                   (1,159)
                                    ------------  -----------
Total distributions to shareholders     (15,015)     (32,906)
                                    ------------  -----------


CAPITAL SHARE TRANSACTIONS:
Net increase from 372,119 and
   678,552 capital shares issued to
   shareholders in reinvestment of
   distributions, respectively            3,021        5,270
                                    ------------  -----------
Net increase from capital share
   transactions                           3,021        5,270
                                    ------------  -----------
NET INCREASE IN
   NET ASSETS                            12,877       13,727
NET ASSETS:
Beginning of period                     273,500      259,773
                                    ------------  -----------
End of period (Including
undistributed net investment income
of $1,016,121 and $60,782,
respectively)                         $ 286,377     $ 273,500
                                    ============  ============

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (Unaudited)



                                                     (IN THOUSANDS)
                                                     ---------------

CASH FLOWS FROM INVESTING AND OPERATING
   ACTIVITIES:
   Purchases of portfolio securities                 $  (134,682)
   Proceeds from sales of portfolio securities            134,285
   Investment income received                              17,731
   Investment and administrative expenses paid            (1,353)
   Interest paid                                          (2,513)
                                                       -----------
   Cash flows provided by investing and operating
     activities                                            13,468
                                                       -----------

CASH FLOWS FROM SHAREHOLDER AND OTHER FINANCING
   ACTIVITIES:
   Distributions to shareholders (net of reinvestment of
     $3,020,977)                                          (15,283)
   Net borrowings                                           1,900
                                                       -----------
Cash flows used by shareholder and other financing
   activities                                             (13,383)
                                                       -----------
   Net increase in cash                                        85
   Cash, beginning of period                                   13
                                                       -----------
CASH, END OF PERIOD                                    $       98
                                                       ===========

RECONCILIATION OF NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS TO NET INCREASE IN
   CASH PROVIDED BY INVESTING AND OPERATING
   ACTIVITIES:
   Net increase in net assets resulting from            $
     operations                                            24,871
   Increase in value of investments                       (10,245)
   Change in receivables and liabilities exclusive of
     loan and dividend payable                             (1,158)
                                                       -----------

Net Cash Provided by Investing and Operating
   Activities                                            $ 13,468
                                                       ===========

The Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited)            7

1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high risk fixed-income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Fund does not amortize premiums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no Federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the minimum distribution requirements for tax basis income, are deducted from paid in capital when such differences are determined to be permanent.

E. CASH FLOW INFORMATION - Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued) 8


2. BANK LOANS. The Fund has a revolving credit agreement with unrelated third party lenders which will generally enable the Fund to borrow up to the lesser of
(A) $101,300,000 or (B) one-third of the Fund's Eligible Assets. The agreement matures on May 1, 1999. Prior to maturity, principal is repayable in whole or in part at the option of the Fund. In connection with the agreement, the Fund has granted the lenders a first lien on all of its investment securities and cash, which will be enforceable in an amount of up to one-third of the aggregate value of the investment securities and cash of the Fund. Borrowings under this agreement bear interest at a variable rate tied to one of several short-term rates that the Fund may select from time to time. The average borrowings outstanding during the six months ended June 30, 1997 were $94,198,344 at an average interest rate of approximately 6.69%. As of June 30, 1997, the Fund was paying interest at an average annual rate of 6.83% on its outstanding borrowings.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to CIGNA Investments, Inc. (CII), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.5% thereafter.

The Fund reimburses CII for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the six months ended June 30, 1997, the Fund paid or accrued $83,674.

4. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (excluding short-term obligations) for the six months ended June 30, 1997 were $127,791,623 and $126,436,042, respectively.

As of June 30, 1997, the cost of securities for federal income tax purposes was $356,873,088. At June 30, 1997, unrealized appreciation for Federal income tax purposes aggregated $18,106,660 of which $19,974,893 related to appreciated securities and $1,868,233 related to depreciated securities.

6. CAPITAL LOSS CARRYOVER. At December 31, 1996, the Fund had a capital loss carryover for Federal income tax purposes of $54,834,030 of which $19,305,222, $30,071,289, $3,704,377 and $1,753,142 expire in 1998, 1999, 2000 and 2003, respectively. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year. For the year ended December 31, 1996, the Fund has elected to defer $3,307,368 of capital losses occurring between November 1, 1996 and December 31, 1996 under these rules. Such deferred losses are being treated as arising on the first day of the year ended December 31, 1997.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued) 9

7. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supplemental data for a share outstanding throughout each period and other performance information:


---------------------------------------------------------------------------------------------------------------------------
                                              (UNAUDITED)
                                                6 MOS
                                                ENDED
                                              JUNE 30,                          YEAR ENDED DECEMBER 31,
                                                1997          1996         1995         1994         1993          1992
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD          $   7.43    $     7.19   $     6.59   $     7.54     $   6.99     $    6.62

INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)                         0.43          0.85         0.84         0.86         0.97          0.98
Net realized and unrealized gaines (losses)       0.24          0.29         0.60        (0.91)        0.58          0.40
                                                  -----         -----        -----       ------        -----         -----
TOTAL FROM INVESTMENT OPERATIONS                  0.67          1.14         1.44        (0.05)        1.55          1.38
                                                  -----         -----        -----       ------        -----         -----
LESS DISTRIBUTIONS:
Distributions from net investment income         (0.40)        (0.90)       (0.84)       (0.88)       (0.97)        (0.98)
Distributions in excess of net investment income    -             -            -         (0.02)       (0.03)        (0.03)
                                                 ------        ------       ------       ------       ------        ------
TOTAL DISTRIBUTIONS                              (0.40)        (0.90)       (0.84)       (0.90)       (1.00)        (1.01)
                                                 ------        ------       ------       ------       ------        ------
NET ASSET VALUE, END OF PERIOD                 $  7.70     $    7.43    $    7.19    $    6.59      $  7.54      $   6.99
                                                  =====         =====        =====        =====        =====         =====
MARKET VALUE, END OF PERIOD                    $  8.88     $    8.38    $    7.88    $    7.00      $  8.38      $   7.88
                                                  =====         =====        =====        =====        =====         =====
TOTAL INVESTMENT RETURN:
Per share market value                           11.29%        19.25%       26.24%       (5.43)%      19.62%        24.36%
Per share net asset value (2)                     9.34%        16.70%       22.93%       (0.76)%      23.25%        21.65%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)        $286,377     $273,500     $259,773     $233,454     $195,489      $176,974
Ratio of operating expenses to average net
  assets                                          0.53%         1.07%        1.12%        1.17%        1.21%         1.20%
Ratio of interest expense to average net
  assets                                          1.12%         2.28%        2.68%        2.10%        1.66%         1.91%
Ratio of net investment income to average
  net assets                                      5.72%        11.60%       12.03%       12.33%       12.98%        13.81%
Portfolio turnover                                  35%           78%          60%          72%          48%           45%

(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value since the relationship between the market price of the stock and net asset value varied during each period.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)10


8.  QUARTERLY RESULTS (UNAUDITED).  The following is a summary of quarterly results of operations (in thousands except for per share amounts):


-------------------------------------------------------------------------------------------------------------------
                                                                     NET REALIZED AND
                                                                      UNREALIZED GAIN
                                                                          (LOSS)
                        INVESTMENT INCOME   NET INVESTMENT INCOME     ON INVESTMENTS    INCR. (DECR.) IN NET ASSETS
PERIOD ENDED            TOTAL    PER SHARE    TOTAL     PER SHARE    TOTAL    PER SHARE     TOTAL    PER SHARE
--------------------------------------------------------------------------------------------------------------------
March 31, 1995           $9,853   $0.28      $7,424      $0.21         $8,614   $0.24        $10,141   $0.25
June 30, 1995             9,807    0.28       7,417       0.21          6,426    0.18          7,902    0.18
September 30, 1995        9,871    0.27       7,486       0.21          2,544    0.07          4,046    0.08
December 31, 1995        10,232    0.28       7,897       0.22          3,439    0.11          4,230    0.09

March 31, 1996            9,964    0.27       7,742       0.21          1,442    0.04          3,315    0.05
June 30, 1996            10,057    0.28       7,837       0.20          1,661    0.05          3,406    0.06
September 30, 1996       10,375    0.28       8,079       0.22          9,225    0.25         11,144    0.27
December 31, 1996         9,858    0.27       7,560       0.21         (2,183)  (0.06)        (4,138)  (0.14)

March 31, 1997           10,260    0.28       7,970       0.21         (3,094)  (0.08)          (830)  (0.07)
June 30, 1997            10,294    0.28       8,000       0.22         11,995    0.32         13,707    0.34


-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES

TRUSTEES                                                                        OFFICERS
R. Bruce Albro                              Paul J. McDonald                    R. Bruce Albro
Senior Managing Director,                   Senior Executive Vice President     Chairman of the Board
CIGNA Investments, Inc.                     and Chief Administrative Officer,   President
                                            Friendly Ice Cream Corporation
Hugh R. Beath                                                                   Alfred A. Bingham III
Advisory Director,                          Arthur C. Reeds, III                Vice President and Treasurer
AdMedia Corporate Advisors, Inc.            President, CIGNA Investment
                                            Management and CIGNA                Alan C. Petersen
Russell H. Jones                            Investments, Inc.                   Vice President
Vice President and Treasurer
Kaman Corporation                                                               Jeffrey S. Winer
                                                                                Vice President and Secretary

--------------------------------------------------------------------------------
CIGNA High Income Shares is a closed-end, diversified management investment company that invest primarily in high yield fixed-income securities. The investment adviser is CIGNA Investments, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.

Shareholders may elect to have dividends automatically reinvested in additional shares of CIGNA High Income Shares by participating in the Automatic Dividend Investment Plan (the "Plan"). For a brochure describing this Plan or general inquiries about your account, contact State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, Massachusetts, 02266-8200, or call toll-free 1.800.426.5523.

Effective December 1, 1997, State Street Bank and Trust Company will also allow you, at no additional cost, to deposit with it, for safekeeping and in "book entry form," any stock certificates for the Fund's shares you may have in your possession. You may elect to have these shares held within or outside of the Plan. Whether or not you participate in the Plan, you may elect by notice to State Street to have State Street sell you book entry shares. State Street will deduct from the sales proceeds $2.50 per transaction plus $.15 per share and remit the balance of the proceeds to you.

-------------------------------------------------------------------------------
MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS

An Annual Meeting of the Shareholders of CIGNA High Income Shares (the "Trust") was held on Tuesday, April 29, 1997 at 1:30 p.m., Eastern Time.

Five Trustees were elected by a vote of shareholders to serve as members of the Board of the Trust until the next Annual Meeting of Shareholders or until the election and qualification of their successors. Shareholders of the Trust voted to elect the following Trustees:

                             FOR                              VOTE WITHHELD
                             ---                              -------------
R. Bruce Albro          34,857,677.358                         511,128.927
Hugh  R. Beath          34,839,949.358                         528,856.927
Russell H. Jones        34,814,510.616                         554,295.669
Paul J. McDonald        34,813,184.142                         555,622.143
Arthurs C. Reeds, III   34,851,596.358                         517,209.927

The appointment of Price Waterhouse LLP to serve as independent accountants for the fiscal year ending December 31, 1997 was ratified by a vote of shareholders of the Trust as follows:

       FOR                      AGAINST                            ABSTAIN
       ---                      -------                            -------
34,786,992.537                149,334.380                        432,479.368

There were no broker non-votes with respect to the matters submitted to a vote of shareholders of the Trust.

No other business was transacted at the meeting.

[LOGO OF CIGNA APPEARS HERE]

CIGNA High Income Shares
950 Winter Street                                  [LOGO OF CIGNA APPEARS HERE]
Suite 1200
Waltham, MA 02154


                                                    CIGNA HIGH INCOME SHARES

--------------------
     BULK RATE
    U.S. POSTAGE
       PAID
 SO. HACKENSACK, NJ                                    Semiannual Report
    PERMIT 750
--------------------

                                                         June 30, 1997